UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:  January 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Small Cap Growth Portfolio

Semi-Annual Report

January 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



March 27, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the semi-annual reporting period ended January 31, 2007.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. The Adviser looks for companies whose prospective earnings growth has been underestimated by the marketplace or whose earnings prospects are not fully reflected in current market valuations. The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. The Portfolio invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. Normally, the Portfolio invests in about 95-125 companies. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, as well as the broad market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended January 31, 2007.

Benefiting from a strong rally, the Portfolio's Class A shares rose during the six-month period ended January 31, 2007. Performance was broad-based, with each major sector, except energy, posting solid gains. The strongest absolute returns in the Portfolio were enjoyed by the commercial services and industrials sectors. Amidst the rising market, the Portfolio performed in line with the benchmark, the Russell 2000 Growth Index. Stock selection was a positive contributor to the Portfolio's performance with positive stock picking in consumer/commercial services, industrials and financials outweighing underperformance in health care and technology. Sector allocation was a minor detractor, as the benefit from being overweight in the strong performing consumer/commercial services sector was offset by the overweight to the relatively poor performing energy sector.

During the 12-month period ended January 31, 2007, the Portfolio underperformed its benchmark. Relative results were negatively impacted by the Portfolio's sizeable exposure to faster growing companies with strong earnings momentum--a segment of the


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 1


market that significantly trailed the benchmark. Stock selection was negative for the period, as strong picks in financials and energy were offset by negative stock selection in health care and industrials. Sector allocation was a minor detractor, as the benefit from being overweight in the strong performing consumer/commercial services sector was offset by the overweight to the poor performing energy sector and underweight to the strong performing financial sector.

Market Review and Investment Strategy

The market experienced three distinct phases over the 12-month period ended January 31, 2007. The period started as a continuation of the late surge in 2005, helped by strong earnings growth and a robust economy. However, increasing concerns about inflation, rising interest rates and soaring commodity prices caused the market to break to the downside in early May 2006. During this downward phase, small-cap growth stocks, as represented by the Russell 2000 Growth Index, declined more than 17% before hitting a 2006 low in July. In the third phase, slowing economic data and declining commodity prices eased inflationary concerns and allowed equity markets to bounce off their mid-summer lows and move solidly higher through January 2007.

Sector allocations within the Portfolio changed modestly during the 12-month period ended January 31, 2007 as the Portfolio's Small Cap Growth Investment Team (the "Team") decreased the overweight to consumer/commercial services and eliminated the overweight to technology. Proceeds from these sales were used to narrow underweights in the financials and industrials sectors. The Portfolio's largest overweights as of January 31, 2007 were commercial services and energy; despite the purchases mentioned above, the largest underweights remained industrials and financials. Holdings across sectors reflect the Team's investment discipline, which focuses on companies that it believes can grow earnings faster than is widely expected.


2 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
THE PORTFOLIO VS. ITS BENCHMARK                    ----------------------------
PERIODS ENDED JANUARY 31, 2007                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
  Class A                                               14.80%         2.72%
  Class B                                               14.28%         1.86%
  Class C                                               14.34%         1.95%
  Advisor Class*                                        14.97%         3.00%
  Class R*                                              14.80%         2.68%
  Class K*                                              14.91%         2.89%
  Class I*                                              15.12%         3.29%
Russell 2000 Growth Index                               14.81%         5.30%
S&P 500 Stock Index                                     13.76%        14.53%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              2.72%         -1.64%
5 Years                             7.08%          6.15%
10 Years                            2.52%          2.07%

Class B Shares
1 Year                              1.86%         -2.14%
5 Years                             6.22%          6.22%
10 Years(a)                         1.87%          1.87%

Class C Shares
1 Year                              1.95%          0.95%
5 Years                             6.27%          6.27%
10 Years                            1.73%          1.73%

Advisor Class Shares+
1 Year                              3.00%          3.00%
5 Years                             7.37%          7.37%
10 Years                            2.82%          2.82%

Class R Shares+
1 Year                              2.68%          2.68%
Since Inception*                   10.30%         10.30%

Class K Shares+
1 Year                              2.89%          2.89%
Since Inception*                   10.57%         10.57%

Class I Shares+
1 Year                              3.29%          3.29%
Since Inception*                   10.98%         10.98%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             5.87%
5 Years                                            4.98%
10 Years                                           2.55%

Class B Shares
1 Year                                             5.74%
5 Years                                            5.05%
10 Years(a)                                        2.34%

Class C Shares
1 Year                                             8.76%
5 Years                                            5.09%
10 Years                                           2.20%

Advisor Class Shares+
1 Year                                            10.93%
5 Years                                            6.19%
10 Years                                           3.29%

Class R Shares+
1 Year                                            10.54%
Since Inception*                                   9.57%

Class K Shares+
1 Year                                            10.80%
Since Inception*                                   9.86%

Class I Shares+
1 Year                                            11.22%
Since Inception*                                  10.25%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception Dates: 3/1/05 for Class R, Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          Beginning                          Ending
                        Account Value                    Account Value                      Expenses Paid
                       August 1, 2006                  January 31, 2007                     During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000           $1,000           $1,147.97        $1,016.99            $ 8.82          $ 8.29
Class B        $1,000           $1,000           $1,142.78        $1,012.96            $13.12          $12.33
Class C        $1,000           $1,000           $1,143.35        $1,013.21            $12.86          $12.08
Advisor
  Class        $1,000           $1,000           $1,149.66        $1,018.35            $ 7.37          $ 6.92
Class R        $1,000           $1,000           $1,147.97        $1,016.94            $ 8.88          $ 8.34
Class K        $1,000           $1,000           $1,149.07        $1,018.00            $ 7.75          $ 7.27
Class I        $1,000           $1,000           $1,151.15        $1,020.11            $ 5.48          $ 5.14

* Expenses are equal to the classes' annualized expense ratios of 1.63%, 2.43%, 2.38%, 1.36%, 1.64%, 1.43% and 1.01%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 7


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $378.0


SECTOR BREAKDOWN*
[ ]  24.0%   Consumer Services                   [PIE CHART OMITTED]
[ ]  21.7%   Technology
[ ]  17.6%   Health Care
[ ]   8.5%   Finance
[ ]   8.1%   Energy
[ ]   7.2%   Capital Goods
[ ]   3.0%   Basic Industry
[ ]   2.8%   Transportation
[ ]   1.7%   Industrials
[ ]   1.5%   Multi-Industry Companies
[ ]   1.2%   Utilities
[ ]   0.9%   Consumer Staples

[ ]   1.8%   Short-Term


TEN LARGEST HOLDINGS**
January 31, 2007 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
VistaPrint, Ltd.                                 $  8,544,747           2.3%
Resources Connection, Inc.                          7,614,500           2.0
Stericycle, Inc.                                    7,171,010           1.9
Huron Consulting Group, Inc.                        6,848,348           1.8
Psychiatric Solutions, Inc.                         6,615,906           1.8
DealerTrack Holdings, Inc.                          6,481,213           1.7
Astec Industries, Inc.                              6,280,144           1.7
Orient-Express Hotels, Ltd. Class A                 6,151,615           1.6
Knoll, Inc.                                         6,148,404           1.6
Oplink Communications, Inc.                         6,056,518           1.6
                                                 $ 67,912,405          18.0%


* All data are as of January 31, 2007. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**  Long-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


8 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.4%

Consumer Services-23.8%
Apparel-2.3%
Carter's, Inc.(a)                                      70,580     $   1,792,732
Under Armour, Inc.--Class A(a)(b)                      68,430         3,476,244
Zumiez, Inc.(a)(b)                                    102,850         3,383,765
                                                                  -------------
                                                                      8,652,741
Broadcasting & Cable-0.8%
Entravision Communications Corp.--Class A(a)          372,500         2,980,000

Entertainment & Leisure-1.3%
THQ, Inc.(a)(b)                                       163,950         4,967,685

Miscellaneous-13.3%
Administaff, Inc.                                     139,800         5,723,412
American Reprographics Co.(a)(b)                      192,600         6,032,232
Bright Horizons Family Solutions, Inc.(a)(b)           97,020         3,800,273
Huron Consulting Group, Inc.(a)                       132,080         6,848,348
Kenexa Corp.(a)                                        70,300         2,565,950
Life Time Fitness, Inc.(a)(b)                         105,600         5,723,520
LoopNet, Inc.(a)(b)                                   166,500         2,790,540
MSC Industrial Direct Co.--Class A                     83,300         3,597,727
Resources Connection, Inc.(a)                         242,500         7,614,500
Strayer Education, Inc.(b)                             50,600         5,756,762
                                                                  -------------
                                                                     50,453,264
Printing & Publishing-2.3%
VistaPrint, Ltd.(a)(b)                                198,300         8,544,747

Restaurants & Lodging-2.2%
Home Inns & Hotels Management, Inc.
  (ADR)(a)(b)                                          10,800           483,192
Orient-Express Hotels, Ltd.--Class A                  129,100         6,151,615
Texas Roadhouse, Inc.--Class A(a)                     115,500         1,563,870
                                                                  -------------
                                                                      8,198,677
Retail - General Merchandise-1.6%
Coldwater Creek, Inc.(a)                              193,550         3,609,708
MarineMax, Inc.(a)(b)                                 106,600         2,575,456
                                                                  -------------
                                                                      6,185,164
                                                                  -------------
                                                                     89,982,278
Technology-21.5%
Communication Equipment-3.4%
Exar Corp.(a)                                         221,300         2,899,030
Oplink Communications, Inc.(a)                        319,100         6,056,518
Witness Systems, Inc.(a)(b)                           169,850         3,845,404
                                                                  -------------
                                                                     12,800,952
Communication Services-0.7%
NTELOS Holdings Corp.(a)(b)                           134,600         2,506,252


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer Hardware/Storage-0.5%
Commvault Systems, Inc.(a)(b)                         113,100     $   2,030,145

Computer Peripherals-0.9%
Synaptics, Inc.(a)(b)                                 130,200         3,523,212

Computer Services-1.2%
Euronet Worldwide, Inc.(a)(b)                          55,390         1,598,555
Global Cash Access Holdings, Inc.(a)                  194,500         3,115,890
                                                                  -------------
                                                                      4,714,445
Internet Media-0.8%
The Knot, Inc.(a)(b)                                   93,810         2,830,248

Miscellaneous-4.8%
Electronics for Imaging, Inc.(a)                      104,600         2,411,030
MICROS Systems, Inc.(a)(b)                            101,560         5,717,828
VeriFone Holdings, Inc.(a)(b)                         143,900         5,751,683
WNS Holdings Ltd. (ADR)(a)                            126,060         4,268,392
                                                                  -------------
                                                                     18,148,933
Semiconductor Components-3.7%
Entegris, Inc.(a)(b)                                  343,500         3,685,755
Hittite Microwave Corp.(a)                             69,500         2,417,210
Integrated Device Technology, Inc.(a)                 180,360         2,728,847
Micrel, Inc.(a)                                       224,300         2,267,673
ON Semiconductor Corp.(a)                             157,359         1,315,521
Vimicro International Corp. (ADR)(a)(b)               151,300         1,432,811
                                                                  -------------
                                                                     13,847,817
Software-5.5%
Altiris, Inc.(a)(b)                                    97,920         3,204,922
Blackbaud, Inc.                                       161,200         3,863,964
DealerTrack Holdings, Inc.(a)                         233,810         6,481,213
Informatica Corp.(a)                                  167,830         2,107,945
Innerworkings, Inc.(a)(b)                             268,000         3,443,800
Quest Software, Inc.(a)                                49,580           740,229
Ultimate Software Group, Inc.(a)                       44,600         1,087,348
                                                                  -------------
                                                                     20,929,421
                                                                  -------------
                                                                     81,331,425
Health Care-17.4%
Biotechnology-3.8%
Advanced Magnetics, Inc.(a)(b)                         17,900         1,090,647
Biomarin Pharmaceutical, Inc.(a)                      164,700         3,119,418
Icon PLC (ADR)(a)                                     105,300         3,927,690
Nektar Therapeutics(a)(b)                             168,300         2,137,410
Senomyx, Inc.(a)                                      159,500         2,331,890
United Therapeutics Corp.(a)(b)                        30,400         1,629,440
                                                                  -------------
                                                                     14,236,495


10 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Drugs-0.8%
Alexion Pharmaceuticals, Inc.(a)(b)                    38,400     $   1,596,288
Pozen, Inc.(a)(b)                                      95,500         1,614,905
                                                                  -------------
                                                                      3,211,193
Medical Products-4.8%
Abaxis, Inc.(a)(b)                                    135,930         2,936,088
ArthroCare Corp.(a)(b)                                113,900         4,202,910
Dexcom, Inc.(a)(b)                                     59,400           528,660
Hansen Medical, Inc.(a)(b)                            142,620         2,280,494
Meridian Bioscience, Inc.                             165,100         4,895,215
Ventana Medical Systems, Inc.(a)                       83,200         3,502,720
                                                                  -------------
                                                                     18,346,087
Medical Services-6.2%
LHC Group, Inc.(a)                                    219,800         5,721,394
Psychiatric Solutions, Inc.(a)                        169,900         6,615,906
Stericycle, Inc.(a)(b)                                 93,130         7,171,010
WellCare Health Plans, Inc.(a)                         49,831         3,860,906
                                                                  -------------
                                                                     23,369,216
Miscellaneous-1.8%
HealthExtras, Inc.(a)                                  84,600         2,162,376
Trizetto Group(a)(b)                                  218,400         4,529,616
                                                                  -------------
                                                                      6,691,992
                                                                  -------------
                                                                     65,854,983
Finance-8.5%
Banking - Money Center-0.5%
Community Bancorp(a)                                   59,600         1,994,812

Banking - Regional-1.1%
First Republic Bank(b)                                 76,900         4,131,068

Brokerage & Money Management-3.4%
Affiliated Managers Group, Inc.(a)(b)                  37,200         4,144,080
Greenhill & Co., Inc.(b)                               72,100         5,402,453
optionsXpress Holdings, Inc.                          133,620         3,173,475
                                                                  -------------
                                                                     12,720,008
Insurance-0.5%
Primus Guaranty Ltd.(a)(b)                            175,040         2,074,224

Miscellaneous-3.0%
Clayton Holdings, Inc.(a)                             135,110         2,494,131
GFI Group, Inc.(a)(b)                                  73,600         4,708,928
Morningstar, Inc.(a)                                   86,200         3,947,960
                                                                  -------------
                                                                     11,151,019
                                                                  -------------
                                                                     32,071,131


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-8.0%
Miscellaneous-3.4%
Aventine Renewable Energy Holdings, Inc.(a)(b)         68,800     $   1,087,040
Bill Barrett Corp.(a)(b)                              138,100         4,267,290
EXCO Resources, Inc.(a)                               178,100         2,992,080
Hydril(a)                                              59,000         4,666,900
                                                                  -------------
                                                                     13,013,310
Oil Service-4.6%
Core Laboratories NV(a)(b)                             46,830         3,858,792
Dril-Quip, Inc.(a)                                    103,700         3,857,640
FMC Technologies, Inc.(a)                              43,540         2,696,432
Tesco Corp.(a)                                        133,200         2,797,200
W-H Energy Services, Inc.--Class H(a)                  88,100         3,997,978
                                                                  -------------
                                                                     17,208,042
                                                                  -------------
                                                                     30,221,352
Capital Goods-7.2%
Building & Related-0.8%
Dayton Superior Corp.(a)                              267,400         3,061,730

Electrical Equipment-1.1%
Baldor Electric Co.                                   120,000         4,238,400

Machinery-3.8%
Bucyrus International, Inc.--Class A                  126,900         5,889,429
RBC Bearings, Inc.(a)                                 130,300         3,997,604
Watts Water Technologies, Inc.--Class A                98,900         4,348,633
                                                                  -------------
                                                                     14,235,666
Miscellaneous-1.5%
IDEX Corp.                                            106,900         5,548,110
                                                                  -------------
                                                                     27,083,906
Basic Industry-3.0%
Chemicals-1.4%
Hexcel Corp.(a)(b)                                    265,200         5,102,448

Miscellaneous-1.6%
Knoll, Inc.(b)                                        279,600         6,148,404
                                                                  -------------
                                                                     11,250,852
Transportation-2.8%
Air Freight-1.3%
UTI Worldwide, Inc.                                   159,900         4,860,960

Shipping-1.5%
Kirby Corp.(a)                                        157,200         5,582,172
                                                                  -------------
                                                                     10,443,132
Industrials-1.6%
Miscellaneous-1.6%
Astec Industries, Inc.(a)(b)                          174,400         6,280,144


12 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Multi Industry Companies-1.5%
Multi-Industry Companies-1.5%
LKQ Corp.(a)                                          259,580     $   5,560,203

Utilities-1.2%
Telephone Utility-1.2%
Cbeyond, Inc.(a)(b)                                   158,800         4,719,536

Consumer Staples-0.9%
Food-0.9%
Hain Celestial Group, Inc.(a)                         113,500         3,336,900

Total Common Stocks
  (cost $286,265,897)                                               368,135,842

SHORT-TERM INVESTMENTS-1.8%
Investment Companies-1.8%
AllianceBernstein Fixed-Income Shares, Inc.--
  Government STIF Portfolio(c)
  (cost $6,861,488)                                 6,861,488         6,861,488

Total Investments Before Security Lending
  Collateral-99.2%
  (cost $293,127,385)                                               374,997,330

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-23.4%
Short-Terms-23.4%
UBS Private Money Market Fund, LLC
  (cost $88,363,924)                               88,363,924        88,363,924

Total Investments-122.6%
  (cost $381,491,309)                                               463,361,254
Other assets less liabilities--(22.6)%                              (85,375,210)

Net Assets-100%                                                   $ 377,986,044


(a)  Non-income producing security.

(b) Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 13


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)

Assets
Investments in securities, at value
  Unaffiliated issuers (cost $374,629,821--including
  investment of cash collateral for securities loaned
  of $88,363,924)                                              $ 456,499,766(a)
  Affiliated issuers (cost $6,861,488)                             6,861,488
Receivable for investment securities sold                         10,130,251
Receivable for capital stock sold                                  2,315,925
Dividends and interest receivable                                     40,683
Total assets                                                     475,848,113

Liabilities
Payable for collateral on securities loaned                       88,363,924
Payable for investment securities purchased                        5,556,895
Payable for capital stock redeemed                                 2,752,123
Advisory fee payable                                                 709,278
Distribution fee payable                                             124,546
Transfer Agent fee payable                                            34,111
Administration fee payable                                            27,944
Accrued expenses                                                     293,248
Total liabilities                                                 97,862,069
Net Assets                                                     $ 377,986,044

Composition of Net Assets
Capital stock, at par                                          $      28,470
Additional paid-in capital                                       500,587,746
Accumulated net investment loss                                   (2,671,109)
Accumulated net realized loss on investment transactions        (201,829,008)
Net unrealized appreciation on investments                        81,869,945
                                                               $ 377,986,044


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.002 par value

                                           Shares         Net Asset
Class               Net Assets          Outstanding         Value
-------------------------------------------------------------------------
A                 $ 241,175,431          8,729,978         $ 27.63*
B                 $  53,885,116          2,345,284         $ 22.98
C                 $  27,749,626          1,203,730         $ 23.05
Advisor           $  26,501,383            929,841         $ 28.50
R                 $   1,021,473             36,979         $ 27.62
K                 $     714,854             25,757         $ 27.75
I                 $  26,938,161            963,655         $ 27.95


* The maximum offering price per share for Class A shares was $28.86 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $85,416,983 (see Note E).

See notes to financial statements.


14 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2007 (unaudited)

Investment Income
Dividends                                         $    358,166
Interest
  Unaffiliated issuers                                 150,732
  Affiliated issuers                                    15,500
Securities lending income                               86,229     $    610,627

Expenses
Advisory fee                                         1,401,674
Distribution fee--Class A                              309,396
Distribution fee--Class B                              310,677
Distribution fee--Class C                              138,919
Distribution fee--Class R                                1,749
Distribution fee--Class K                                  708
Transfer agency--Class A                               478,261
Transfer agency--Class B                               153,314
Transfer agency--Class C                                61,669
Transfer agency--Advisor Class                          51,397
Transfer agency--Class R                                   695
Transfer agency--Class K                                   663
Transfer agency--Class I                                 9,162
Printing                                               129,644
Custodian                                               99,480
Administrative                                          48,698
Registration                                            39,312
Legal                                                   36,342
Audit                                                   25,156
Directors' fees                                         16,658
Miscellaneous                                            9,788
Total expenses                                       3,323,362
Less: expense offset arrangement
  (see Note B)                                         (64,200)
Net expenses                                                          3,259,162
Net investment loss                                                  (2,648,535)

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                       18,479,056
Net change in unrealized
  appreciation/depreciation
  of investments                                                     34,764,624
Net gain on investment transactions                                  53,243,680

Net Increase in Net Assets from
  Operations                                                       $ 50,595,145


See notes to financial statements.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 15


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                               January 31, 2007      July 31,
                                                 (unaudited)          2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $   (2,648,535)  $   (6,205,267)
Net realized gain on investment
  transactions                                      18,479,056       57,040,433
Net change in unrealized
  appreciation/depreciation
  of investments                                    34,764,624      (47,627,420)
Net increase in net assets from
  operations                                        50,595,145        3,207,746

Capital Stock Transactions
Net decrease                                       (36,010,421)     (37,265,903)
Total increase (decrease)                           14,584,724      (34,058,157)

Net Assets
Beginning of period                                363,401,320      397,459,477
End of period (including accumulated
  net investment loss of ($2,671,109)
  and ($22,574), respectively)                  $  377,986,044   $  363,401,320


See notes to financial statements.


16 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the "Company"), is a Maryland corporation. The Company currently has two series, AllianceBernstein Small Cap Growth Portfolio (the "Fund") and AllianceBernstein Small/Mid-Cap Growth Portfolio, each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Small/Mid-Cap Growth Portfolio is currently unfunded. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 17


sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income


18 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 19


in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the value of the net assets of the Fund at the close of business of the previous quarter. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.

Pursuant to the advisory agreement, the Fund paid $48,698 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to $383,685 for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund's expenses were reduced by $64,200 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $1,873 from the sale of Class A shares and received $3,211, $20,068 and $1,290 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.- Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF


20 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007 amounted to $295,553, of which $56 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $20,933,176, $2,320,619, $19,358 and $2,012, for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007 were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  120,033,597   $  158,123,453
U.S. government securities                                  -0-              -0-


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 21


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $   87,709,276
Gross unrealized depreciation                                        (5,839,331)
Net unrealized appreciation                                      $   81,869,945

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2007, the Fund had loaned securities with a value of $85,416,983 and received cash collateral which was invested in a money market fund valued at $88,363,924 as included in the accompanying portfolio of investments. For the six months ended January 31, 2007, the Fund earned fee income of $86,229 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              446,636     1,383,394    $ 11,355,713    $ 35,456,140
Shares converted
  from Class B           546,163     1,357,331      14,171,630      34,600,492
Shares redeemed       (1,285,272)   (2,433,831)    (32,988,032)    (61,702,440)
Net increase
  (decrease)            (292,473)      306,894    $ (7,460,689)   $  8,354,192


22 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class B
Shares sold               63,846       421,342    $  1,367,469    $  9,313,607
Shares converted
  to Class A            (655,401)   (1,619,119)    (14,171,630)    (34,600,492)
Shares redeemed         (463,912)   (1,444,979)     (9,825,046)    (30,505,116)
Net decrease          (1,055,467)   (2,642,756)   $(22,629,207)   $(55,792,001)

Class C
Shares sold               38,753       276,386    $    835,341    $  6,328,750
Shares redeemed         (323,746)     (421,792)     (6,699,327)     (8,913,559)
Net decrease            (284,993)     (145,406)   $ (5,863,986)   $ (2,584,809)

Advisor Class
Shares sold              134,086       496,544    $  3,547,333    $ 12,904,733
Shares redeemed         (107,622)     (219,166)     (2,872,272)     (5,879,886)
Net increase              26,464       277,378    $    675,061    $  7,024,847

Class R
Shares sold               21,411        17,533    $    546,176    $    420,768
Shares redeemed           (2,214)         (192)        (59,154)         (4,732)
Net increase              19,197        17,341    $    487,022    $    416,036

Class K
Shares sold                6,408        19,831    $    169,135    $    528,814
Shares redeemed             (486)         (437)        (13,025)        (11,875)
Net increase               5,922        19,394    $    156,110    $    516,939

Class I
Shares sold               76,708       329,984    $  2,037,905    $  8,665,108
Shares redeemed         (128,135)     (150,428)     (3,412,637)     (3,866,215)
Net increase
  (decrease)             (51,427)      179,556    $ (1,374,732)   $  4,798,893


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 23


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2007 will be determined at the end of the current fiscal year. As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $  (217,470,004)(a)
Unrealized appreciation/(depreciation)                           44,244,687(b)
Total accumulated earnings/(deficit)                        $  (173,225,317)

(a) On July 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $217,470,004 of which $71,010,305 expires in the year 2010 and $146,459,699 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $55,752,089.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company ("PFIC") mark to market gain recognition.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the


24 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 25


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late


26 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 27


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

Note K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be


28 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class A
                          --------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                       October 1,           Year Ended
                            January 31,                Year Ended July 31,                 2002 to            September 30,
                               2007      -------------------------------------------       July 31,    ---------------------------
                           (unaudited)        2006           2005          2004            2003(a)          2002          2001
                          -------------  -------------  -------------- -------------  ---------------  -------------  ------------
Net asset value,
  beginning of period        $24.06          $23.85          $19.70        $17.30           $13.34          $16.25       $30.76

Income From Investment
  Operations
Net investment loss(b)         (.17)           (.34)           (.30)(c)      (.33)(c)(d)      (.24)           (.30)        (.35)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.74             .55            4.45          2.73             4.20           (2.61)      (11.46)
Net increase (decrease)
  in net asset value
  from operations              3.57             .21            4.15          2.40             3.96           (2.91)      (11.81)

Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-        (.72)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-       (1.98)
Total distributions              -0-             -0-             -0-           -0-              -0-             -0-       (2.70)
Net asset value,
  end of period              $27.63          $24.06          $23.85        $19.70           $17.30          $13.34       $16.25

Total Return
Total investment return
  based on net asset
  value(e)                    14.80%            .88%          21.07%        13.87%           29.69%         (17.91)%     (41.42)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)          $241,175        $217,106        $207,873      $185,906         $184,378        $156,340     $232,456
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.66%(g)(h)     1.68%(f)(g)     1.60%         1.85%            2.32%(h)        1.92%        1.79%
  Expenses,
    before waivers/
    reimbursements             1.66%(g)(h)     1.68%(f)(g)     1.63%         2.01%            2.32%(h)        1.92%        1.79%
  Net investment loss         (1.30)%(h)      (1.35)%(f)      (1.37)%(c)    (1.67)%(c)(d)    (1.95)%(h)      (1.71)%      (1.58)%
Portfolio turnover rate          33%             79%             82%           94%              94%             98%         109%

See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          Class B
                          --------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                       October 1,           Year Ended
                            January 31,                Year Ended July 31,                 2002 to            September 30,
                               2007      -------------------------------------------       July 31,    ---------------------------
                           (unaudited)        2006           2005          2004            2003(a)          2002          2001
                          -------------  -------------  -------------- -------------  ---------------  -------------  ------------
Net asset value,
  beginning of period        $20.10          $20.08          $16.72        $14.80           $11.49          $14.11       $27.30

Income From Investment
  Operations
Net investment loss(b)         (.23)           (.46)           (.39)(c)      (.42)(c)(d)      (.28)           (.39)        (.45)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.11             .48            3.75          2.34             3.59           (2.23)      (10.04)
Net increase (decrease)
  in net asset value
  from operations              2.88             .02            3.36          1.92             3.31           (2.62)      (10.49)

Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-        (.72)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-       (1.98)
Total distributions              -0-             -0-             -0-           -0-              -0-             -0-       (2.70)
Net asset value,
  end of period              $22.98          $20.10          $20.08        $16.72           $14.80          $11.49       $14.11

Total Return
Total investment return
  based on net asset
  value(e)                    14.28%            .10%          20.10%        12.97%           28.81%         (18.57)%     (41.88)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $53,885         $68,340        $121,348      $152,031         $168,554        $159,791     $257,161
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             2.47%(g)(h)     2.50%(f)(g)     2.40%         2.65%            3.14%(h)        2.72%        2.57%
  Expenses,
    before waivers/
    reimbursements             2.47%(g)(h)     2.50%(f)(g)     2.43%         2.81%            3.14%(h)        2.72%        2.57%
  Net investment loss         (2.10)%(h)      (2.17)%(f)      (2.17)%(c)    (2.47)%(c)(d)    (2.78)%(h)      (2.50)%      (2.36)%
Portfolio turnover rate          33%             79%             82%           94%              94%             98%         109%

See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class C
                          --------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                       October 1,           Year Ended
                            January 31,                Year Ended July 31,                 2002 to            September 30,
                               2007      -------------------------------------------       July 31,    ---------------------------
                           (unaudited)        2006           2005          2004            2003(a)          2002          2001
                          -------------  -------------  -------------- -------------  ---------------  -------------  ------------
Net asset value,
  beginning of period        $20.16          $20.13          $16.75        $14.82           $11.50          $14.13       $27.32

Income From Investment
  Operations
Net investment loss(b)         (.22)           (.45)           (.39)(c)      (.42)(c)(d)      (.28)           (.39)        (.45)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.11             .48            3.77          2.35             3.60           (2.24)      (10.04)
Net increase (decrease)
  in net asset value
  from operations              2.89             .03            3.38          1.93             3.32           (2.63)      (10.49)

Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-        (.72)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-       (1.98)
Total distributions              -0-             -0-             -0-           -0-              -0-             -0-       (2.70)
Net asset value,
  end of period              $23.05          $20.16          $20.13        $16.75           $14.82          $11.50       $14.13

Total Return
Total investment return
  based on net asset
  value(e)                    14.34%            .15%          20.18%        13.02%           28.87%         (18.61)%     (41.85)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $27,750         $30,008         $32,895       $35,410          $39,434         $37,256      $60,925
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             2.42%(g)(h)     2.43%(f)(g)     2.36%         2.61%            3.10%(h)        2.71%        2.56%
  Expenses,
    before waivers/
    reimbursements             2.42%(g)(h)     2.43%(f)(g)     2.39%         2.77%            3.10%(h)        2.71%        2.56%
  Net investment loss         (2.05)%(h)      (2.11)%(f)      (2.12)%(c)    (2.43)%(c)(d)    (2.73)%(h)      (2.49)%      (2.35)%
Portfolio turnover rate          33%             79%             82%           94%              94%             98%         109%

See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Advisor Class
                          --------------------------------------------------------------------------------------------------------
                            Six Months
                              Ended                                                       October 1,           Year Ended
                            January 31,                Year Ended July 31,                 2002 to            September 30,
                               2007      -------------------------------------------       July 31,    ---------------------------
                           (unaudited)        2006           2005          2004            2003(a)          2002          2001
                          -------------  -------------  -------------- -------------  ---------------  -------------  ------------
Net asset value,
  beginning of period        $24.79          $24.51          $20.19        $17.68           $13.60          $16.52       $31.07

Income From Investment
  Operations
Net investment loss(b)         (.14)           (.28)           (.25)(c)      (.29)(c)(d)      (.21)           (.28)        (.29)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.85             .56            4.57          2.80             4.29           (2.64)      (11.56)
Net increase (decrease)
  in net asset value
  from operations              3.71             .28            4.32          2.51             4.08           (2.92)      (11.85)

Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-        (.72)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-             -0-           -0-              -0-             -0-       (1.98)
Total distributions              -0-             -0-             -0-           -0-              -0-             -0-       (2.70)
Net asset value,
  end of period              $28.50          $24.79          $24.51        $20.19           $17.68          $13.60       $16.52

Total Return
Total investment return
  based on net asset
  value(e)                    14.97%           1.14%          21.40%        14.20%           30.00%         (17.68)%     (41.11)%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)           $26,501         $22,396         $15,342        $7,921           $9,016          $8,916      $68,730
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.39%(g)(h)     1.39%(f)(g)     1.34%         1.59%            2.05%(h)        1.60%        1.52%
  Expenses, before
    waivers/
    reimbursements             1.39%(g)(h)     1.39%(f)(g)     1.37%         1.74%            2.05%(h)        1.60%        1.52%
  Net investment loss         (1.03)%(h)      (1.07)%(f)      (1.11)%(c)    (1.41)%(c)(d)    (1.69)%(h)      (1.41)%      (1.31)%
Portfolio turnover rate          33%             79%             82%           94%              94%             98%         109%

See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      Class R
                                       ---------------------------------------
                                        Six Months
                                          Ended         Year        March 1,
                                        January 31,    Ended       2005(i) to
                                           2007       July 31,      July 31,
                                       (unaudited)      2006          2005
                                       -----------  ------------  ------------
Net asset value, beginning of period     $24.06        $23.86        $22.88

Income From Investment Operations
Net investment loss(b)                     (.17)         (.16)         (.12)
Net realized and unrealized gain
  on investment transactions               3.73           .36          1.10
Net increase in net asset value
  from operations                          3.56           .20           .98
Net asset value, end of period           $27.62        $24.06        $23.86

Total Return
Total investment return based on
  net asset value(e)                      14.80%          .84%         4.28%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $1,022          $428           $11
Ratio to average net assets of:
  Expenses                                 1.68%(g)(h)   1.80%(f)(g)   1.56%(h)
  Net investment loss                     (1.32)%(h)    (1.28)%(f)    (1.37)%(h)
Portfolio turnover rate                      33%           79%           82%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                       Class K
                                       ---------------------------------------
                                        Six Months
                                          Ended          Year        March 1,
                                       January 31,      Ended       2005(i) to
                                           2007        July 31,      July 31,
                                       (unaudited)      2006          2005
                                       -----------  ------------  ------------
Net asset value, beginning of period     $24.15        $23.89        $22.88

Income From Investment Operations
Net investment loss(b)                     (.14)         (.24)         (.10)
Net realized and unrealized gain
  on investment transactions               3.74           .50          1.11
Net increase in net asset value
  from operations                          3.60           .26          1.01
Net asset value, end of period           $27.75        $24.15        $23.89

Total Return
Total investment return based on
  net asset value(e)                      14.91%         1.09%         4.41%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $715          $479           $11
Ratio to average net assets of:
  Expenses                                 1.46%(g)(h)   1.39%(f)(g)   1.29%(h)
  Net investment loss                     (1.09)%(h)     (.97)%(f)    (1.09)%(h)
Portfolio turnover rate                      33%           79%           82%


See footnote summary on page 36.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Class I
                                     ------------------------------------------
                                       Six Months
                                         Ended          Year         March 1,
                                       January 31,     Ended       2005(i) to
                                          2007        July 31,       July 31,
                                      (unaudited)      2006           2005
                                     ------------  -------------  -------------
Net asset value, beginning of period   $24.28         $23.91         $22.88

Income From Investment Operations
Net investment loss(b)                   (.09)          (.18)          (.06)
Net realized and unrealized gain
  on investment transactions             3.76            .55           1.09
Net increase in net asset value
  from operations                        3.67            .37           1.03
Net asset value, end of period         $27.95         $24.28         $23.91

Total Return
Total investment return based
  on net asset value(e)                 15.12%          1.55%          4.50%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $26,938        $24,644        $19,981
Ratio to average net assets of:
  Expenses                               1.05%(g)(h)    1.03%(f)(g)    1.36%(h)
  Net investment loss                    (.68)%(h)      (.71)%(f)     (1.16)%(h)
Portfolio turnover rate                    33%            79%            82%


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                 Six Months Ended
                 January 31, 2007    Year Ended
                   (unaudited)     July 31, 2006
                 ----------------  --------------
Class A               1.63%            1.66%
Class B               2.43%            2.49%
Class C               2.38%            2.42%
Advisor Class         1.36%            1.38%
Class R               1.64%            1.78%
Class K               1.43%            1.38%
Class I               1.01%            1.02%

(h)  Annualized.

(i)  Commencement of distributions.


36 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr..(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Bruce K. Aronow, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Wen-Tse Tseng, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Distributor

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Adviser's team of Small Cap Growth research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser's Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Fund's Portfolio.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 37


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Cap Fund, Inc. (the "Fund"), in respect of AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Small/Mid Cap Growth Portfolio(2) (each a "Portfolio" and collectively the "Portfolios"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(3) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement in respect of the Portfolios. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

(2)  The Portfolio has not yet commenced operations.

(3)  Future references to the Portfolios do not include "AllianceBernstein."


38 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(4)

           Net Assets
            02/28/06
Category   (million)        Advisory Fee(5)                 Portfolio
-------------------------------------------------------------------------------
Growth     $414.1      75 bp on 1st $2.5 billion     Small Cap Growth Portfolio
           $100.0(6)   65 bp on next $2.5 billion    Small/Mid Cap Growth
                       60 bp on the balance          Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolios. Indicated below is the reimbursement amount, which the Adviser received from Small Cap Growth Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Portfolio                                    Amount         Daily Net Assets
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                   $81,543              0.02%

The Adviser has agreed to waive that portion of its management fees and/or reimburse Small/Mid Cap Growth Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratios to the amounts set forth below for the Portfolio's fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                             Expense Cap Pursuant to
                               Expense Limitation
Portfolio                          Undertaking             Fiscal Year End
-------------------------------------------------------------------------------
Small/Mid Cap Growth           Class A       1.40%             July 31
Portfolio                      Class B       2.10%
                               Class C       2.10%
                               Adv. Class    1.10%


(4) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(5) The advisory fees of Small Cap Growth Portfolio and Small/Mid Cap Growth Portfolio are based on the percent of each Fund's net assets at quarter end and are paid on a quarterly basis.

(6)  Assumed initial net asset base.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 39


Set forth below are the total expense ratios of Small Cap Growth Portfolio, which does not have an expense limitation undertaking, calculated from the beginning of the Portfolio's fiscal year though the Portfolio's semi-annual period:

Portfolio                        Total Expense Ratio(7)         Fiscal Year
-------------------------------------------------------------------------------
Small Cap Growth Portfolio        Class A       1.87%             July 31
                                  Class B       2.65%         (ratios as of
                                  Class C       2.62%        January 31, 2006)
                                  Class R       1.87%
                                  Class K       1.57%
                                  Class I       1.13%
                                  Adv. Class    1.60%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


(7)  Annualized


40 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios' advisory fees:

                  Net Assets   AllianceBernstein ("AB")   Effective   Portfolio
                   02/28/06    Institutional ("Inst.")     AB Inst.    Advisory
Portfolio           ($MIL)          Fee Schedule           Adv. Fee     Fee(8)
-------------------------------------------------------------------------------
Small Cap Growth    $414.1   Small Cap Growth               0.792%     0.750%
Portfolio                    100 bp on 1st $50 million
                             85 bp on next $50 million
                             75 bp on the balance
                             Minimum Account Size: $10 m

Small/Mid Cap       $100.0   U.S. SMID Cap Growth           0.750%     0.750%
Growth Portfolio(9)          95 bp on 1st $25 million
                             75 bp on next $20 million
                             65 bp on next $50 million
                             55 bp on the balance
                             Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as Small Cap Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio                        AVPS Portfolio          Fee Schedule(10)
-------------------------------------------------------------------------------
Small Cap Growth Portfolio      Small Cap Growth     75 bp on 1st $2.5 billion
                                Portfolio            65 bp on next $2.5 billion
                                                     60 bp on the balance


(8) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(9)  Assumed initial net asset base.

(10) The advisory fees of AVPS Small Cap Growth Portfolio are paid on a monthly basis and are based on the portfolio's average daily net assets, in contrast to Small Cap Growth Portfolio, whose fees are based on the Portfolio's net assets at the end of each quarter and are paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 41


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Portfolio                       Sub-advised Fund          Fee Schedule
-------------------------------------------------------------------------------
Small Cap Growth Portfolio        Client # 1(11)    0.60% on first $1 billion
                                                    0.55% on next $500 million
                                                    0.50% on next $500 million
                                                    0.45% on next $500 million
                                                    0.40% thereafter

                                  Client # 2        0.65% on first $25 million
                                                    0.60% on next $75 million
                                                    0.55% on the balance

Small/Mid Cap Growth Portfolio    Client # 3(11)    0.30%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to the proposed management fees relative to the Lipper group medians at the approximate current asset levels of the Portfolios.(12)


(11) This is the fee schedule of a fund that is managed by an affiliate of the Adviser.

(12) The effective management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


42 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


                                       Effective       Lipper
                                      Management       Group
Portfolio                               Fee(13)        Median         Rank
-------------------------------------------------------------------------------
Small Cap Growth Portfolio              0.750          0.850          4/16
Small/Mid Cap Growth Portfolio(14)      0.750          1.100          1/13

Lipper also analyzed the total expense ratio of each Portfolio in comparison to its Lipper Expense Group(15) and Lipper Expense Universe.(16) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                        Expense      Lipper      Lipper     Lipper      Lipper
                         Ratio       Group       Group     Universe    Universe
Portfolio               (%)(17)     Median(%)     Rank     Median(%)     Rank
-------------------------------------------------------------------------------
Small Cap Growth         1.598       1.503       13/16       1.537       47/83
Portfolio

Small/Mid Cap Growth     1.400       1.599        2/13       1.522       26/82
Portfolio(18)

Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the


(13) The effective management fee rate for each Portfolio does not reflect the aforementioned payments made by each Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(14) The Portfolio's effective management fee is based on an assumed initial asset base of $100 million.

(15) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(16) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.
(17)  The total expense ratios shown are for the Portfolios' Class A shares.

(18) The Portfolio's total expense ratio is based on an assumed initial asset base of $100 million.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 43


Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for Small Cap Growth Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to Small Cap Growth Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolios certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolios.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolios' principal underwriter. ABI and the Adviser have disclosed in the Portfolios' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(19)


(19) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


44 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of Small Cap Growth Portfolio's Class A shares during the Portfolio's most recently completed fiscal year:

Portfolio                                                    Amount Received
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                        $7,661

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for Small Cap Growth Portfolio during the Portfolio's most recently completed fiscal year:

Portfolio                            12b-1 Fees Received     CDSC Received
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                $2,260,899            $100,446

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from Small Cap Growth Portfolio in the most recent fiscal year:

Portfolio                                                    ABIS Fee(20)
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                    $1,018,796

The Portfolios may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Portfolios' fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Portfolios would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(20) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 45


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.


46 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of Small Cap Growth Portfolio(21) relative to its Lipper Performance Group(22) and Lipper Performance Universe(23) for the periods ended December 31, 2005:

Small Cap Growth Portfolio         Group        Universe
   1 year                          12/16          63/96
   3 year                           6/16          28/86
   5 year                           8/12          37/68
   10 year                           4/5          20/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of Small Cap Growth Portfolio (in bold)(24) versus its benchmark:(25)

                                     Periods Ending December 31, 2005
                                          Annualized Performance
-------------------------------------------------------------------------------
                                1        3          5          10      Since
Portfolio                     Year      Year       Year       Year   Inception
-------------------------------------------------------------------------------
Small Cap Growth Portfolio    4.71      20.89      0.79       4.88     10.34
Russell 2000 Growth Index     4.15      20.93      2.28       4.69       N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(21)  The performance rankings are for the Class A shares of the Portfolio.

(22)  The Lipper Performance Group is identical to the Lipper Expense Group.

(23) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(24)  The performance returns shown are for the Class A shares of the Portfolio.

(25) The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 47


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


48 o ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


NOTES


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO o 49


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


SCGF-0152-0107


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: March 30, 2007